[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.21(e)

AMENDMENT No. 4

to

Foundry Agreement

between

Texas Instruments Incorporated and Spansion LLC and Nihon Spansion Trading

Limited

This Amendment No. 4 (“Amendment”) to the Foundry Agreement is entered into this 8th day of November, 2011 (the “Effective Date”), by and between Spansion LLC, having its principal place of business at 915 DeGuigne Drive, Sunnyvale, California 94088-3453, U.S.A. (“Spansion”), Nihon Spansion Trading Limited, as successor in interest to Nihon Spansion Limited, having its principal place of business at 1-14, Nishin-cho, Kawasaki-shi, Kawasaki-ku, Kanagawa 210-0024, Japan (“Spansion Nihon”) (Spansion Nihon and Spansion, the “Spansion Entities”), and Texas Instruments Incorporated, having its principal place of business at 12500 TI Boulevard, Dallas, Texas 75266, U.S.A. (“TI”). Spansion, Spansion Nihon, and TI are collectively referred to as “Parties” to this Amendment and, individually, as a “Party” to this Amendment.

Whereas, Spansion, Nihon Spansion Limited, and TI entered into a Foundry Agreement with an effective date of August 31, 2010, which was subsequently amended by Amendments Nos. 1, 2, and 3 (collectively, the “Agreement”);

Whereas, Spansion, Nihon Spansion Limited, Spansion Nihon, and TI consented to the assignment of the Agreement from Nihon Spansion Limited to Spansion Nihon, effective December 27, 2010;

Whereas, in [*];

Whereas, in [*], the Parties agree to amend the terms of the Agreement as set forth herein.

Now therefore, the Parties hereby agree as follows:

I. Exhibit A of the Agreement shall be deleted in its entirety and replaced with the attached Exhibit A.

II. Exhibit D of the Agreement shall be deleted in its entirety and replaced with the attached Exhibit D.

III. TI will provide to Spansion a list of estimated raw materials and raw silicon unique to Spansion product that was ordered by TI in order to help enable TI to perform TI’s Wafer manufacturing obligations pursuant to the Agreement and that remains at TI after TI meets its 1Q12 Wafer supply commitment (the “Excess Material”). A preliminary list of the estimated Excess Material is attached hereto as Exhibit E. TI agrees the actual Excess Material will not increase by more than five percent (5%) in aggregate value from that listed in Exhibit E. TI will make reasonable efforts to reduce the Excess Material and to return the Excess Material to TI’s suppliers. Spansion will purchase the actual Excess Material at TI’s purchase cost, pursuant to the payment terms in Section 7.2 of the Agreement, no later than two (2) weeks after the end of 1Q12. Spansion will not be responsible for any partial containers of gasses or chemicals. TI will make the Excess Material available and Spansion shall be responsible for all freight costs and pick up within thirty (30) days after the end of 1Q12.

IV. The Parties, on their own behalf and on behalf of their respective attorneys, representatives, successors, and assigns, hereby completely release and forever discharge the other Parties, their parents, affiliated and subsidiary corporations, from any and all claims, rights, demands, actions, obligations, outstanding debts and causes of action of any and every kind, nature and character, known or unknown, that the Parties may now have, or have ever had, or which may hereafter accrue against the other Parties in any way arising from, related to, or connected with the [*]. For clarification, nothing in this paragraph releases either Party for claims, rights, demands, actions, obligations, outstanding debts and causes of action of any and every kind, nature and character, arising from acts or omissions occurring after the date of this Amendment.

V. TI and Spansion acknowledge their mutual agreement to terminate the Transition Services Agreement, dated March 29, 2010, between Spansion and Spansion Japan Limited, and assumed by TI from Spansion Japan Limited on or about September 1, 2010. Such termination will be memorialized in a separate written agreement.

VI. Capitalized terms used herein shall have the same meaning as those set forth in the Agreement.

Remainder of page intentionally left blank.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The parties agree that except as amended in the manner specified above, all remaining provisions of the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly signed and executed.

TEXAS INSTRUMENTS	SPANSION LLC
INCORPORATED

/s/Rob Simpson	/s/Rajeev Kathuria
Authorized Signature	Authorized Signature

Rob Simpson	Rajeev Kathuria
Name	Name
Vice President,
Worldwide Procurement and Logistics	VP, Global Supply Management
Title	Title

November 11, 2011	November 9, 2011
Date	Date

NIHON SPANSION TRADING LIMITED

/s/Carmine Renzulli
Authorized Signature

Carmine Renzulli
Name

Representative Director
Title

November 8, 2011
Date

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange

Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A:

Minimum Sort Services Fee

Pursuant to the Release notice provided by Spansion to TI on July 20, 2011, the minimum quarterly sort service fee will remain at $[*] for 4Q11.

TI will continue to sort Wafers for Spansion during 1Q12 during normal production hours only, with no overtime, from December 26, 2011 until January 24, 2012. Spansion will give TI an estimate of tester requirements for the thirty (30) day period by December 12, 2011. There will be no minimum quarterly sort service fee for 1Q12, unless Spansion exercises that option as described below.

Spansion will pay for such sort services at the hourly rate(s) specified in Exhibit B of this Agreement. However, upon Spansion’s written request to TI provided no later than December 12, 2011, TI will continue to provide sort services for the entirety of 1Q12, and the minimum quarterly sort services fee of $[*] from 4Q11 shall apply for 1Q12.

After 4Q11, the “Minimum Tester Availability” in Section 3 of Exhibit B of the Agreement will not apply. For clarification, Section II.A of Amendment No. 3 will likewise be inapplicable. As such, TI shall not be required to maintain the testers and minimum availability in the chart in Section 3 of Exhibit B. However, if Spansion opts to receive full sort services for 1Q12 per the provisions above and timely submits such request, the Minimum Tester Availability table and Section II.A of Amendment No. 3 will apply.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D:

4Q11 through 4Q12 Minimum Commitment

Spansion agrees to cause Spansion Nihon to purchase, and Spansion agrees to purchase (or pay for such quantities), from TI as the 4Q11 through 4Q12 Minimum Commitment the following volume of Aizu unsorted Wafers of the following technologies: 110 nm, 130 nm, and 170 nm, at the pricing agreed on by the parties in Exhibit B.

Minimum Commitment (take or pay)	4Q11	1Q12	2Q12	3Q12	4Q12
	30,293	6,350	0	0	0

There will be no Upside Quantities for 4Q11-4Q12, unless mutually agreed in writing.

In addition, TI will start an additional three-hundred (300) Wafers with a device mix defined by Spansion no later than November 7, 2011. Spansion has the option to purchase these Wafers or a portion thereof by notifying TI in writing of its intent to purchase these Wafers by the end of 1Q12 and submitting payment no later than thirty (30) days after the end of 1Q12 at JPY [*] per Wafer. If such notice is not received by the end of 1Q12, TI will scrap the remaining Wafers and Spansion will pay JPY [*] per Wafer.

In addition to the Minimum Commitment amounts above, Spansion will purchase, no later than the end of 1Q12, the five-thousand six-hundred and fifty-three (5,653) Wafers from TI that TI started processing pursuant to the 4Q11 QBP agreed on by TI and Spansion.

If TI scraps Wafers ordered by Spansion Nihon (or by Spansion on behalf of Spansion Nihon) pursuant to the 4Q11 through 4Q12 Minimum Commitment or a subsequent QBP due to Spansion’s change to a particular mask set or at Spansion’s direction, Spansion Nihon shall pay to TI a pro rata portion of the Wafer price based on the number of steps through which such Wafers had been processed at the time such Wafers were scrapped.

For clarification purposes, such pro rata payment shall apply only to Wafers that Spansion Nihon committed to purchase pursuant to the 4Q11 through 4Q12 Minimum Commitment or a subsequent QBP. At Spansion’s option, Spansion may reduce the 4Q11 through 4Q12 Minimum Commitment by the pro rata amount paid by Spansion Nihon for such scrapped Wafers.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit E:

Estimated Excess Material

Estimated Excess Material			11/7/2011
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[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange

Commission. Confidential treatment has been requested with respect to the omitted portions.

Estimated Excess Material			11/7/2011

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[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange

Commission. Confidential treatment has been requested with respect to the omitted portions.